UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2007

American Telecom Services, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	1-32736 (Commission File No.)	77-0602480 (IRS Employer Identification No.)

2466 Peck Road
City of Industry, California 90601
(Address of principal executive offices)

Registrant’s telephone number:  (562) 908-1287

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 19, 2007, we issued a press release announcing that several new models of our top selling product lines, Pay N’ Talk DECT 6.0 telephone handsets and an Award Winning Internet Phone will be sold through the dotcom of the world’s largest retailer.

A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired - None

(b)           Pro Forma Financial Information - None

(c)           Shell Company Transactions - None

(d)           Exhibits:

Exhibit No.	Description

99.1	Press release dated September 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2007

AMERICAN TELECOM SERVICES, INC.

By:	/s/ Lawrence Burstein
Name: Lawrence Burstein
Title: Chairman